UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 17, 2008

iMergent, Inc.
(Exact name of registrant as specified in charter)

Delaware	001-32277	87-0591719
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

754 East Technology Avenue, Orem, Utah 84097
(Address of principal executive offices)

(801) 227-0004
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

On January 17, 2008, the Attorney General of the State of Florida filed a notice of Dismissal without Prejudice of a complaint  filed on   June 26, 2007, against   iMergent, Inc. (the “Company”).  The complaint was captioned as STATE OF FLORIDA OFFICE OF THE ATTORNEY GENERAL, Plaintiff, v IMERGENT, INC., STORESONLINE, INC. AND GALAXY MALL, INC., Defendants, filed in the Circuit Court of the Second Judicial Circuit in and for Leon County, Florida, with a case number of 2007CA1665.   The complaint included specific counts seeking to require the Company to register as a seller of business opportunities and of alleged violations of the deceptive and unfair trade practices act.

On January 18, 2008, the Attorney General of the State of Florida on its web site posted on the State’s website a new complaint captioned as STATE OF FLORIDA OFFICE OF THE ATTORNEY GENERAL, Plaintiff, v IMERGENT, INC. and STORESONLINE, INC. filed in the Circuit Court of the Second Judicial Circuit in and for Leon County, Florida.  The complaint alleges in two counts violations of the deceptive and unfair trade practices act. The complaint does not include a count alleging sale of a business opportunity but does have a reference that the Company sells “business opportunities” and there is a request to have the Company comply with the business opportunity statute.

Since the filing of the initial complaint in June 2007, the Company has been in discussions with the Office of the Attorney General in an attempt to clarify the Company’s business and sales practices including attempting to show (i) that the Company in fact does not sell a business opportunity, (ii) that the initial complaint included wrong parties and (iii) that the business practices of the Company are open, honest and transparent. The discussions to date have not resulted in a settlement that is acceptable to both parties. The Company will attempt to continue engaging in discussions with the Office of the Attorney General, but is prepared to actively and aggressively litigate these allegations first filed on June 26, 2007.

The Company  continues to vehemently dispute that it has in any manner defrauded any purchaser. There is no restriction on the Company engaging in business in the State of Florida.

Except for the historical information contained in this report, the statements made by the Company are forward-looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. iMergent’s future financial performance could differ significantly from the expectations of management and from results expressed or implied including but not limited to the expectations of the Company that  iMergent is in compliance with all laws in Florida, that the business practices of the Company are open, honest and transparent, that the Company will attempt to continue engage in discussions with the Office of the Attorney General, but is prepared to actively and aggressively litigate these allegations, and the belief of the Company that iMergent does not sell a business opportunity under Florida law.  For further information on other risk factors, please refer to the “Risk Factors” contained in iMergent’s Form 10-K for the year ended June 30, 2007 and its Form 10-Q for the quarterly period ended September 30, 2007.  Accordingly, the information in this Item will not be incorporated by reference into any registration statement filed by iMergent under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMERGENT, INC.

Date: January 22, 2008	By:	/s/ Robert M. Lewis
Robert M. Lewis
Chief Financial Officer